UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 20, 2008 (January 31, 2008)

Date of Report (Date of Earliest Event Reported)

(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

One Wilshire Building

624 South Grand Avenue, Suite 2900

Los Angeles, CA 90017-3782

(Address, including zip code, of principal executive offices)

(213) 929-1800

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K is being filed to correct a typographical error in the dates used in Amendment No. 1. The date May 19, 2008 is being changed in this amendment to May 20, 2008.

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by SouthWest Water Company (the “Company”) on February 6, 2008 (the “Initial Report”), the Company completed the acquisition of the assets of a wastewater collection system and related wastewater treatment plant (commonly referred to as the “Riverview Wastewater System”) on January 31, 2008. This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed to amend Item 9.01 of the Initial Report to provide the audited historical financial statements and unaudited pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01               Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The Initial Report is hereby amended by deleting the paragraph in Item 9.01(a) and replacing it with the following:

The Riverview Wastewater System was one small component of a municipal water and wastewater utility representing approximately 5.0% of the utility’s consolidated utility plant and 4.5% of its consolidated revenues. The system was acquired in 1986 and underwent significant expansion from 1990 to 1997. The Riverview Wastewater System has never been operated as a stand-alone business and separate accounting records have never been maintained for the system. As an Alabama municipal utility, historical accounting records were archived in accordance with record retention policies administered by the Government Records Division of the Alabama Department of Archives and History. Those policies require that transactional accounting records be destroyed after seven years.

As a result of the forgoing circumstances, audited financial statements for the Riverview Wastewater System could not be prepared. In lieu of audited financial statements, the following audited and unaudited abbreviated financial statements are attached to this Amendment and are incorporated herein by reference:

1

Refer to the notes to the abbreviated financial statements for more detailed explanations of the financial information filed herewith.

(b)           Pro Forma Financial Information.

The Initial Report is hereby amended by deleting the paragraph in Item 9.01(b) and replacing it with the following:

The following unaudited pro forma financial information of the Riverview Wastewater System is attached to this Amendment and is incorporated herein by reference:

(d)           Exhibits.

Exhibit Number		Exhibit Description

23	*	Consent of Independent Registered Public Accounting Firm

99.1	**	Press release dated February 6, 2008 announcing the acquisition of the Riverview Wastewater System

*                             Filed herewith

**                      Previously filed with the Initial Report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHWEST WATER COMPANY
(Registrant)

Date: May 20, 2008	By:	/S/ CHERYL L. CLARY
Name: Cheryl L. Clary
Title: Chief Financial Officer

3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

SouthWest Water Company

Los Angeles, California

We have audited the accompanying statement of assets acquired and liabilities assumed of the Riverview Wastewater System acquired by SouthWest Water Company from the Birmingham Waterworks and Sewer Board (“the Companies”) as of January 31, 2008, as described in Note 1, and the statements of revenues and direct expenses for the years ended December 31, 2007 and 2006. These abbreviated financial statements are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these abbreviated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free of material misstatement. The companies are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the abbreviated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall abbreviated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and are not intended to be a complete presentation of the Riverview Wastewater System’s assets and liabilities or its revenues and expenses.

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the Riverview Wastewater System as of January 31, 2008, as described in Note 1, and the revenues and direct expenses for the years ended December 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying statements of revenues and direct expenses were derived from the Birmingham Waterworks and Sewer Board’s historical accounting records and may not necessarily be indicative of the results if the Riverview Wastewater System had been operated as a stand-alone entity. Portions of certain revenues and direct expenses represent allocations made from corporate office items applicable to the Birmingham Waterworks and Sewer Board as a whole.

/s/ Barfield Murphy Shank & Smith, P.C.

Birmingham, Alabama

May 20, 2008

RIVERVIEW WASTEWATER SYSTEM

STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
JANUARY 31, 2008

January 31,
2008
(In thousands)
ASSETS ACQUIRED
Utility plant:
Land	$2,557
Structures and improvements	6,016
Collection sewers—force	393
Collection sewers—gravity	12,198
Pump stations	2,166
Total assets acquired	23,330

LIABILITIES ASSUMED
Total liabilities assumed	—

NET ASSETS ACQUIRED	$23,330

See notes to abbreviated financial statements.

RIVERVIEW WASTEWATER SYSTEM

STATEMENTS OF REVENUES AND DIRECT EXPENSES
YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
	(In thousands)
Revenues:
Operating revenues	$5,174	$4,477

Direct expenses:
Specifically identifiable expenses:
Electrical power	388	344
Labor	335	328
Maintenance materials	197	230
Other	1	2
Total specifically identifiable expenses	921	904

Allocated expenses:
Labor	806	716
Maintenance materials	167	152
Other	2	3
Total allocated expenses	975	871

Total direct expenses	1,896	1,775

Revenues in excess of direct expenses	$3,278	$2,702

See notes to abbreviated financial statements.

RIVERVIEW WASTEWATER SYSTEM

NOTES TO ABBREVIATED FINANCIAL STATEMENTS
JANUARY 31, 2008 AND DECEMBER 31, 2007 AND 2006

NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Riverview Wastewater System (“Riverview”) consists of approximately 50 miles of wastewater collection sewers and a 1.5 million gallons per day tertiary wastewater treatment plant. Riverview serves portions of Jefferson and Shelby Counties in Alabama and is located from the Perimeter Park development in southeast Jefferson County to the Highland Lakes development in northwest Shelby County, along the U.S. Highway 280 corridor. The service area covers approximately 4,860 acres of developed residential and light commercial properties, the majority of which are single-family residential homes, apartments, and condominiums, with limited commercial development support facilities. As of December 31, 2007, Riverview served approximately 12,000 residents through approximately 4,100 connections.

As of December 31, 2007, Riverview was owned and operated by the Birmingham Waterworks and Sewer Board, a stand-alone non-profit entity (“BWWSB”) established in 1951 as a public corporation under a charter by a municipal government agency. BWWSB owns and operates two businesses: a water utility serving approximately 600,000 residents and a wastewater collection system and treatment plant (commonly referred to collectively as a wastewater utility) serving approximately 12,000 residents. The water and wastewater utilities are both rate-regulated public utilities with defined service areas.

On January 31, 2008, SWWC Utilities, Inc., a wholly-owned subsidiary of SouthWest Water Company (“SouthWest”) purchased the assets and assumed the liabilities of Riverview for $22,500,000.

Basis of Presentation

BWWSB management has represented to SouthWest that it did not operate Riverview as a stand-alone business and that its independent public accountants have never been required to audit and report separately on the operations or net assets of Riverview. The accompanying abbreviated financial statements were prepared at the request of SouthWest for the purpose of providing information it needed to comply with the rules and regulations of the Securities and Exchange Commission. These abbreviated financial statements are not intended to be a complete presentation of Riverview’s assets and liabilities nor its revenues and expenses. These abbreviated financial statements are derived from BWWSB’s historical accounting records using the accounting policies further described below, which are in accordance with the accounting principles generally accepted in the United States and are not necessarily indicative of the results that would have been achieved if Riverview had operated as a separate, stand-alone business.

RIVERVIEW WASTEWATER SYSTEM

NOTES TO ABBREVIATED FINANCIAL STATEMENTS (CONTINUED)
JANUARY 31, 2008 AND DECEMBER 31, 2007 AND 2006

NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basis of Presentation (Continued)

BWWSB can specifically identify the assets and liabilities directly attributable to Riverview which were acquired by SouthWest as well as Riverview’s revenues and direct expenses. All financing and administrative functions are performed by BWWSB on behalf of both of its businesses. The assets and liabilities associated with these shared activities are not being acquired or assumed by SouthWest.

The cost of shared administrative functions such as billing and collections, customer service call centers, general accounting, information technology, treasury, legal, public relations, insurance and human resources are not allocated by BWWSB to its two businesses because of the relative size of Riverview to the other businesses not being acquired. BWWSB management has represented that there is practically no incremental cost in providing these administrative services to Riverview, which comprises less than 2% of the total customers served. Riverview does not maintain its own bank accounts or debt structure, therefore, operating cash flow and capital expenditure funding needs are provided by BWWSB. Riverview is not responsible for any debt service and it is not charged interest.

BWWSB maintains sufficient accounting records to prepare separate financial information for Riverview with respect to the revenues and direct expenses associated with Riverview for the years ended December 31, 2007 and 2006. BWWSB is unable to provide sufficient accounting records to support its historical cost and net book value of the assets acquired because those records have been destroyed. As an Alabama municipal utility, BWWSB follows the record retention policies administered by the Government Records Division of the Alabama Department of Archives and History which requires the destruction of those transactional records after seven years. As a result, it is not possible to prepare complete, historical, stand-alone GAAP financial statements for Riverview.

As an alternative, the abbreviated financial statements contained herein were prepared to assist SouthWest in complying with the rules and regulations of the Securities and Exchange Commission. The statement of assets acquired and liabilities assumed as of January 31, 2008 is prepared based on the purchase price allocation SouthWest will use to record the acquisition in its financial statements. The statements of revenues and direct expenses for the years ended December 31, 2007 and 2006 are prepared based on historical information provided by BWWSB. The abbreviated financial statements presented are not indicative of the financial condition or results of operations of Riverview going forward due to operational changes in the business and the omission of various shared administrative and capital expenses outlined above.

RIVERVIEW WASTEWATER SYSTEM

NOTES TO ABBREVIATED FINANCIAL STATEMENTS (CONTINUED)
JANUARY 31, 2008 AND DECEMBER 31, 2007 AND 2006

NOTE 1.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Utility Plant

Utility plant assets are carried at cost. The capitalized costs include the original purchase price and direct costs of the acquisition such as legal, accounting, engineering, and appraisal fees. The total capitalized costs were allocated among individual asset categories based upon the estimated respective replacement costs, less depreciation.

Revenue Recognition

Operating revenues consist primarily of charges for services and are reported at the estimated net realizable amounts from customers for services rendered.

Direct Expenses

There are two types of direct expenses charged to Riverview: specifically identifiable expenses and allocated expenses. Specifically identifiable expenses include electrical power, direct labor and fringe, chemicals, supplies, etc. Allocated expenses include allocations for supervision, labor, overhead, and maintenance-related material. These functions are performed by the BWWSB on behalf of both of its businesses and allocated to each business based on measures relevant to the expenses being allocated which BWWSB believes are reasonable under the circumstances.

Cash Flows

As outlined above, Riverview does not maintain its own bank accounts or debt structure, therefore, operating cash flow and capital expenditure funding needs are provided by BWWSB. Riverview is not responsible for any debt service and it is not charged interest.

RIVERVIEW WASTEWATER SYSTEM

NOTES TO ABBREVIATED FINANCIAL STATEMENTS (CONTINUED)
JANUARY 31, 2008 AND DECEMBER 31, 2007 AND 2006

NOTE 2.        COMMITMENTS AND CONTINGENCIES

Contractual Agreements

In connection with purchase of Riverview, Southwest assumed certain construction, installation and inspection contracts from BWWSB. Future payments to construction and engineering firms are expected to total approximately $4,100,000 as of January 31, 2008. Southwest expects the payments will be made during 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

ON SUPPLEMENTAL INFORMATION

The Board of Directors

SouthWest Water Company

Los Angeles, California

Our report on our audits of the statement of assets acquired and liabilities assumed of the Riverview Wastewater System acquired from the Birmingham Waterworks and Sewer Board (“the Company”) as of January 31, 2008, as described in Note 1, and the statements of revenues and direct expenses for the years ended December 31, 2007 and 2006 appears on page F-1. Those audits were conducted for the purpose of forming an opinion on the basic abbreviated financial statements taken as a whole. The following historical cost and accumulated depreciation of the assets acquired and liabilities assumed of the Riverview Wastewater System as of December 31, 2007 is presented for purposes of additional analysis and is not a required part of the basic abbreviated financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic abbreviated financial statements, and, accordingly, we express no opinion on it.

/s/ Barfield Murphy Shank & Smith, P.C.

Birmingham, Alabama

May 20, 2008

RIVERVIEW WASTEWATER SYSTEM

SUMMARY OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
DECEMBER 31, 2007 (UNAUDITED)

December 31,
2007
(Unaudited)
(In thousands)
ASSETS ACQUIRED
Utility plant:
Cost	$38,677
Less accumulated depreciation	(12,740)
Total assets acquired	25,937

LIABILITIES ASSUMED
Total liabilities assumed	—

NET ASSETS ACQUIRED	$25,937

See report of independent registered public accounting firm on supplemental information.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

Forward-Looking Statements

Statements contained in this section may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words and phrases such as “anticipate,” “believe,” “belief,” “expect,” “estimate,” “project,” “plan,” “intend,” “continue,” “predict,” “may,” “will,” “should,” “strategy,” “will likely result,” “will likely continue,” and similar expressions. These forward-looking statements are based largely on management’s expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements. Other than as required by applicable law, SouthWest Water Company undertakes no obligation to publicly update or revise forward-looking statements.

Basis of Presentation

The unaudited condensed pro forma consolidated balance sheet is presented to reflect the acquisition of the Riverview Wastewater System (“Riverview”) as if it had occurred on December 31, 2007. The unaudited condensed pro forma consolidated statement of operations is presented to reflect the acquisition of Riverview as if it had occurred on January 1, 2007.

The pro forma adjustments are based upon available information and assumptions management believes are reasonable under the circumstances. The unaudited condensed pro forma consolidated financial data and accompanying notes should be read in conjunction with our historical audited and unaudited financial statements and related notes and the audited abbreviated financial information and related notes of Riverview. The pro forma financial data does not purport to represent what our actual results of operations or actual financial position would have been if the transaction described above in fact occurred on such date or to project our results of operations or financial position for any future period or date.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

CONSOLIDATED BALANCE SHEET

December 31, 2007

	SouthWest	Riverview
	Water	Assets	Pro Forma
(In thousands)	Historical (1)	Acquired (2)	Adjustments		Pro Forma

Assets
Current Assets:
Cash and cash equivalents	$2,950	$—	$—		$2,950
Accounts receivable, net	26,005	—	—		26,005
Assets held for sale	16,013	—	—		16,013
Other current assets	16,617	—	—		16,617
Total current assets	61,585	—	—		61,585

Property, Plant and Equipment, Net:
Regulated utilities	399,146	25,937	(2,607	)(3)	422,476
Non-regulated operations	18,757	—	—		18,757
Total property, plant and equipment, net	417,903	25,937	(2,607)		441,233

Other Assets:
Goodwill	17,349	—	—		17,349
Intangible assets	2,539	—	—		2,539
Other assets	17,033	—	—		17,033

	$516,409	$25,937	$(2,607)		$539,739

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$14,930	$—	$—		$14,930
Liabilities related to assets held for sale	4,297	—	—		4,297
Current portion of long-term debt	1,937	—	—		1,937
Other current liabilities	25,020	—	—		25,020
Total current liabilities	46,184	—	—		46,184

Long-Term Debt:
Revolving credit facility	51,000	—	23,330	(4)	74,330
Other long-term debt	94,353	—	—		94,353
Total long-term debt	145,353	—	23,330		168,683

Other Liabilities and Deferred Credits:
Deferred income taxes	28,102	—	—		28,102
Advances for construction	9,210	—	—		9,210
Contributions in aid of construction	115,442	—	—		115,442
Other liabilities and deferred credits	12,924	—	—		12,924

Stockholders’ equity	159,194	—	—		159,194

	$516,409	$—	$23,330		$539,739

See accompanying notes to unaudited condensed pro forma consolidated financial data.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

	SouthWest	Riverview
	Water	Revenue and	Pro Forma
(In thousands)	Historical (1)	Expenses (5)	Adjustments		Pro Forma

Revenues:
Utility Group	$93,370	$5,174	$—		$98,544
Services Group	123,977	—	—		123,977
Total revenues	217,347	5,174	—		222,521

Expenses:
Utility Group operating expenses	52,765	1,896	587	(6)	55,248
Services Group operating expenses	107,884	—	—		107,884
Selling, general and administrative expenses	36,624	—	120	(7)	36,744
Impairment of goodwill	17,215	—	—		17,215
Total expenses	214,488	1,896	707		217,091

Operating income	2,859	3,278	(707)		5,430

Other income (expense):
Interest expense	(7,696)	—	(1,571	)(8)	(9,267)
Interest income	618	—	—		618
Other, net	(6)	—	—		(6)

Income (loss) from continuing operations before income taxes	(4,225)	3,278	(2,278)		(3,225)
Provision for income taxes	795	—	384	(9)	1,179

Income (loss) from continuing operations	(5,020)	3,278	(2,662)		(4,404)

Preferred stock dividends	(24)	—	—		(24)

Income (loss) from continuing operations applicable to common stockholders	$(5,044)	$3,278	$(2,662)		$(4,428)

Loss per common share from continuing operations applicable to common stockholders:
Basic	$(0.21)				$(0.18)
Diluted	(0.21)				(0.18)

Weighted average common shares outstanding:
Basic	24,101				24,101
Diluted (10)	24,101				24,101

See accompanying notes to unaudited condensed pro forma consolidated financial data.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

1)             Reflects the historical financial position and results of operation of SouthWest Water Company derived from its audited historical financial statements included in its Form 10-K for year ended December 31, 2007 filed on March 31, 2008. Those audited financial statements and accompanying notes should be read in conjunction this pro forma financial data.

2)             Reflects the unaudited historical cost, net of accumulated depreciation, of Riverview assets acquired as of December 31, 2007.

3)             Reflects the adjustment required to reduce the historical net carrying value of the Riverview assets acquired to a $23.3 million fair value based on the total purchase price paid to acquire the assets ($22.5 million in cash at closing plus approximately $0.8 million of acquisition related expenses).

The purchase price allocation is preliminary and may change upon completion of the final valuations of the assets acquired, including the final determination of the amount of asset retirement obligations assumed, if any. We expect these amounts will be finalized by December 31, 2008.

Changes in the purchase price allocation may result in additional asset classifications that would affect the remaining expected useful life over which the assets are depreciated (see 6 below) but would not change the amount allocated. The amount of the asset retirement obligation recorded, if any, would be completely offset by a regulated utility asset of the same amount since any amounts incurred would be recoverable from customers through rates charged in future periods.

4)             Reflects borrowings under the revolving credit facility to acquire the Riverview assets.

5)             Reflects the audited historical revenues and direct expenses for Riverview. Excludes depreciation and costs for administrative functions such as accounting, billing, credit and collection, customer call centers and depreciation that were not allocated to Riverview by its former owner.

UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

NOTES TO UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL DATA

(CONTINUED)

6)             Reflects depreciation expense based upon the fair value of the assets acquired and their remaining expected useful lives as of the acquisition date as follows:

Structures and improvements	25 years
Collection sewers – force	25 years
Collection sewers – gravity	50 years
Pump stations	25 years

The depreciable lives are preliminary estimates and may change upon completion of the final valuations of the assets acquired, which includes the depreciable categories to which they are assigned. Depreciable categories with a remaining expected useful life of less than 25 years may be created, which would increase depreciation expense. The impact of any changes is not expected to be material.

7)             Reflects additional expenses for administrative functions we expect we will incur for the cost of functions that were not allocated to Riverview by its former owner. The additional expenses are based on our experience with similar acquisitions we have completed in prior periods under similar circumstances.

8)             Reflects additional interest expense, net of a reduction in unused credit facility fees, resulting from the $23.3 million of borrowings related to the acquisition at the 6.88% incremental annual effective interest rate in effect during the year ended December 31, 2007.

The annual rate of interest charged on the credit facility is variable, at our option, based on a margin either over the LIBOR rate or under the prime rate. The weighted average interest rate on the $84.5 million of borrowings outstanding under the credit facility was 3.51% on January 31, 2008, the date the acquisition occurred. A 0.125% (125 basis points) change in interest rates charged would change annual interest expense by approximately $106,000 ($65,000, net of tax).

9)             Reflects an additional provision for income taxes resulting from the acquisition of Riverview at our 38.38% combined federal and state statutory effective tax rate for the year ended December 31, 2007. Riverview was not a stand-alone tax paying entity prior its acquisition therefore the adjustment reflects the incremental taxes we would have likely incurred on the pre-tax income of Riverview, net of the pro forma adjustments.

10)           Excludes 318,000 of shares of common stock considered to be antidilutive because the Company incurred a loss during the period.